Exhibit 10.2
                                    EXHIBIT A

                           SECOND AMENDED AND RESTATED
                              CONVERTIBLE TERM NOTE


$ 420,000                                                      Chicago, Illinois
                                              Originally Executed: June 10, 2003
                                  Amended and Restated Effective: March 30, 2004
                       Second Amendment and Restatement Effective: July 29, 2005
                                                      Maturity Date: May 1, 2006


      FOR VALUE RECEIVED, NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware ("Borrower"), promises to pay to the order of AUGUSTINE II, LLC, a limited liability company formed under the laws of the State of Delaware (hereafter, together with any subsequent holder hereof, called "Lender"), at its office 141 West Jackson Blvd., Suite 2182, Chicago, Illinois 60604, or at such other place as Lender may direct, the principal sum of FOUR HUNDRED TWENTY THOUSAND UNITED STATES DOLLARS ($420,000) (the "Loan"), payable in full at the Maturity Date indicated above or at an earlier date as provided in Section 3.2 of the Term Loan Agreement (as defined hereinafter). This Note is convertible at the Lender's option as provided below.

      Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder on the dates and at the rate or rates as set forth in the Term Loan Agreement.

      This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Term Loan Agreement. This Note amends and restates in its entirety the Amended and Restated Term Note which was previously executed and delivered by Borrower to Lender on March 30, 2004 (the "First Amended Note"). It is the intent of the parties hereto that the First Amended Note, as restated hereby, shall re-evidence the Term Loan under the Loan Agreement and is in no way intended to constitute repayment or a novation of any of the indebtedness which is evidenced by the Loan Agreement or the First Amended Note or any of the other Loan Documents executed in connection therewith. The Lender and any holder hereof is entitled to the benefits of the Loan Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

      Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America, or in Common Stock of the Borrower as set forth in the Term Loan Agreement.

      This Note evidences indebtedness incurred under a Term Loan Agreement dated as June 10, 2003, as amended by Amendment No. 1 to Term Loan Agreement dated as of March 30, 2004 and Amendment No. 2 dated as of the date hereof executed by and between Borrower and Lender (and, if amended, restated or replaced, all amendments, restatements and replacements thereto or therefor, if any) (the "Term Loan Agreement"), to which Term Loan Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Note may be paid prior to its due date or have its due date accelerated.

      This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. This Term Note shall bind Borrower successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation reasonable attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

Conversion

      (a) Lender may, at any time while the Note is outstanding prior to or on the Term Loan Maturity Date and thereafter during the continuance of any Event of Default, convert (a "Conversion Event") some or all of the outstanding principal and, if Lender so elects, some or all accrued and unpaid interest hereunder into Common Stock of the Borrower, par value $0.00067 (the "Common Stock").

      (b) To effect a Conversion Event Lender shall execute and deliver to the Company a Conversion Notice (attached hereto as Exhibit 1), and, in the event that the entire amount outstanding under this Note is converted, Lender shall also surrender this Note to the Company for cancellation.

      (c) The number of shares to be received by Lender upon any Conversion Event shall be equal to the (i) the total sum of indebtedness specified in the Conversion Notice as being subject to conversion, divided by (ii) the product of
0.85 and the average of the last five closing bids for the Company's Common Stock received prior to the date of the Conversion Notice.

      (d) All principal and accrued and unpaid interest that is not converted at the time of a Conversion Event, shall be paid in cash by the Company on the Term Loan Maturity Date. Interest hereunder shall cease to accrue with respect to


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

that portion of principal then being converted to equity in connection with a Conversion Event upon the Company's receipt of a Conversion Notice.

      (e) No fractional shares of Common Stock will be issued on conversion of this Note. If any conversion of this Note results in an obligation to issue a fraction of a share of Common Stock, the Company will pay the value of that fractional share in cash.

      (f) All shares of Common Stock issued upon the conversion of this Note shall be duly authorized, validly issued, non-assessable and free and clear of all claims, liens or encumbrances. If the shares of Common Stock are certificated, certificates representing the shares of Common Stock issued upon conversion hereof shall be delivered to Lender. The Company shall deliver such certificates or make appropriate notations to show Lender as the record and beneficial owner of the Conversion Shares within two (2) Trading Days of receiving a Conversion Notice from Lender, with "Trading Days" defined for purposes of this Note as a day on which the Common Stock is traded.

      (g) This Note does not by itself entitle Lender to any voting rights or other rights as a equity holder. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of Lender shall cause Lender to be an equity holder or for any purpose by virtue hereof.

      (h) Notwithstanding anything to the contrary herein, Lender may not use its ability to convert this Note if such conversion would result in the total number of shares of Common Stock deemed beneficially owned by Lender (together with all shares of Common Stock deemed beneficially owned by any of Lender's affiliates that would be aggregated for purposes of determining a group under
Section 13(d) of the Exchange Act) exceeding, when issued, 4.9% of the total issued and outstanding shares of the Company's Common Stock (the "Restricted Ownership Percentage"); provided, however, that (i) Lender shall have the right at any time and from time to time to increase or decrease its Restricted Ownership Percentage and otherwise waive in whole or in part the restrictions of this subparagraph (h) immediately upon written notice to the Company, and (ii) Lender can make subsequent adjustments pursuant to the preceding clause (i) any number of times; and provided further that nothing in the foregoing shall prevent the partial conversion of this Note for such number of shares of Common Stock as do not exceed the Restricted Ownership Percentage.


      IN WITNESS WHEREOF, the parties have caused this Note to be duly executed as of the day and year first above written.

                                   NUWAY MEDICAL, INC.


                                   By: /s/ Dennis Calvert
                                       ------------------

                                   Title: Dennis Calvert, President


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

                                    EXHIBIT 1
                              NOTICE OF CONVERSION

         (To be executed by holder upon conversion of the Note)


TO:     NUWAY MEDICAL, INC.

            The undersigned, holder of that certain Amended and Restated Convertible Term Note in the original Principal Amount of $420,000, originally dated as of June 10, 2003 and amended and restated as of August 31, 2004 (the "Note"), issued by Nuway Medical, Inc. (the "Company"), hereby exercises his/her/its right to convert unpaid principal amount of the Note, equal to $_______________, and accrued but unpaid interest of the Note, equal to $_____________, into shares of Common Stock of the Company pursuant to the terms of the Note.

          Please issue the shares of Common Stock as follows:




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                        Print or Type Name of Stockholder




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              Social Security or Other Identifying Number




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                                 Street Address




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City                                State                         Zip Code

and deliver it to the above address, unless a different address is indicated below.



Dated:
      -----------                         ------------------------------------
                                                    Signature

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Note)





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